UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 31, 2012


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

           NEVADA                     000-54332                   98-0530295
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

10597 DOUBLE R BLVD. SUITE 2, RENO, NEVADA                          89521
 (Address of principal executive offices)                         (Zip Code)

                                 (775) 410-5287
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 31, 2012, Henry Tonking resigned as a director of our company. Mr. Tonking's resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Tom Lewis
----------------------------------------------
Tom Lewis
President and Director

Date: May 31, 2012

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